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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 11, 2003
                                (DATE OF REPORT)

                             AMERIGAS PARTNERS, L.P.
                             AP EAGLE FINANCE CORP.
           (EXACT NAME OF REGISTRANTS AS SPECIFIED IN THEIR CHARTERS)

          Delaware                  1-13692                   23-2787918
          Delaware                333-72986-01                23-3077318
(STATE OR OTHER JURISDICTION      (COMMISSION              (I.R.S. EMPLOYER
     OF INCORPORATION)             FILE NO.)              IDENTIFICATION NO.)

                              460 North Gulph Road
                       King of Prussia, Pennsylvania 19406
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (610) 337-7000
              (REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.   OTHER EVENTS.

Attached as Exhibit 1 is the Underwriting Agreement, dated April 11, 2003, by and among AmeriGas Partners, L.P., a Delaware limited partnership, AP Eagle Finance Corp., a Delaware corporation, AmeriGas Propane, L.P., a Delaware limited partnership, AmeriGas Propane, Inc., a Pennsylvania corporation, AmeriGas Eagle Propane, L.P., a Delaware limited partnership, AmeriGas Eagle Holdings, Inc., a Delaware corporation, and Credit Suisse First Boston LLC.

Attached as Exhibit 4 is the Third Supplemental Indenture, dated April 16, 2003, by and among Wachovia Bank, National Association, successor to First Union National Bank, as trustee, AmeriGas Partners, L.P., a Delaware limited partnership, and AP Eagle Finance Corp., a Delaware corporation, to the Indenture dated August 21, 2001 by and among First Union National Bank, as trustee, AmeriGas Partners, L.P., a Delaware limited partnership, and AP Eagle Finance Corp., a Delaware corporation.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      1 Underwriting Agreement, dated April 11, 2003, by and among AmeriGas Partners, L.P., a Delaware limited partnership, AP Eagle Finance Corp., a Delaware corporation, AmeriGas Propane, L.P., a Delaware limited partnership, AmeriGas Propane, Inc., a Pennsylvania corporation, AmeriGas Eagle Propane, L.P., a Delaware limited partnership, AmeriGas Eagle Holdings, Inc., a Delaware corporation, and Credit Suisse First Boston LLC.

      4 Third Supplemental Indenture, dated April 16, 2003, by and among Wachovia Bank, National Association, successor to First Union National Bank, as trustee, AmeriGas Partners, L.P., a Delaware limited partnership, and AP Eagle Finance Corp., a Delaware corporation, to the Indenture dated August 21, 2001 by and among First Union National Bank, as trustee, AmeriGas Partners, L.P., a Delaware limited partnership, and AP Eagle Finance Corp., a Delaware corporation.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                AMERIGAS PARTNERS, L.P.
                                                (Registrant)

                                                By:  AmeriGas Propane, Inc.,
                                                     its general partner

Date:  April 16, 2003                           By:  /s/ Robert H. Knauss
                                                     ---------------------------
                                                     Robert H. Knauss
                                                     Vice President - Law



                                                AP EAGLE FINANCE CORP.
                                                (Registrant)

Date:  April 16, 2003                           By:  /s/ Robert H. Knauss
                                                     ---------------------------
                                                     Robert H. Knauss
                                                     Vice President - Law
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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

     1 Underwriting Agreement, dated April 11, 2003, by and among AmeriGas Partners, L.P., a Delaware limited partnership, AP Eagle Finance Corp., a Delaware corporation, AmeriGas Propane, L.P., a Delaware limited partnership, AmeriGas Propane, Inc., a Pennsylvania corporation, AmeriGas Eagle Propane, L.P., a Delaware limited partnership, AmeriGas Eagle Holdings, Inc., a Delaware corporation, and Credit Suisse First Boston LLC.

     4 Third Supplemental Indenture, dated April 16, 2003, by and among Wachovia Bank, National Association, successor to First Union National Bank, as trustee, AmeriGas Partners, L.P., a Delaware limited partnership, and AP Eagle Finance Corp., a Delaware corporation, to the Indenture dated August 21, 2001 by and among First Union National Bank, as trustee, AmeriGas Partners, L.P., a Delaware limited partnership, and AP Eagle Finance Corp., a Delaware corporation.